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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 29, 2005

FC FINANCIAL SERVICES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-113509	98-040339
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

110 Jardin Drive
Suite 13
Concord, Ontario
Canada L4K 2T7
 (Address of principal executive offices and Zip Code)

(905) 761-1096
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION

On November 29, 2005, the Company amended its articles of incorporation to increase its authorized capital to $2,000.00 consisting of 100,000,000 shares of common stock, par value $0.00001 per share and 100,000,000 shares of preferred stock, par value $0.00001 per share. The board of directors is authorized to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the preferred shares.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document

3.1	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of November, 2005.

FC FINANCIAL SERVICES INC.

BY:	/s/ Taras Chebountchak
Taras Chebountchak, President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors